UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 30, 2010
MACC PRIVATE EQUITIES INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE	0-24412	42-1421406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2533 South Coast Highway 101; Suite 240 Cardiff-By-The-Sea, California	92007
(Address of Principal Executive Offices)	(Zip Code)

(760) 479-5080
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Timothy A. Bridgewater was elected, effective December 30, 2010, to the Board of Directors (the “Board”) of MACC Private Equities Inc. (“MACC” or the “Company”).   Mr. Bridgewater was elected by a unanimous vote of the Board based on his capacity as a representative of MACC’s largest shareholder, and his familiarity with the Company.  Mr. Bridgewater was a member of a prior management company of MACC, Atlas Capital Partners, for a number of years.

Mr. Bridgewater, age 47, has served as Chairman, founder and managing director (Salt Lake City Office) of Washington, D.C. based Interlink Capital Strategies since 1994 (“Interlink”).  Interlink is a consulting firm that specializes in emerging market finance and business development.  Mr. Bridgewater has serviced on various company and community boards and recently served on the advisory boards of Exlm Bank and the U.S. Department of Commerce.  Mr. Bridgewater received his degree in Finance from Brigham Young University and has completed graduate studies in international economics at the University of Utah.

Mr. Bridgewater is an “interested person” of the Company, as that term is defined by the Investment Company Act of 1940, as amended.  Mr. Bridgewater will serve as a member of the Investment and Valuation committee of the Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2010, the Board adopted an amendment to MACC’s Fourth Amended and Restated Bylaws effective as of such date.  Apart from non-substantive language and conforming changes and other technical and cross-reference edits, the Fourth Amended and Restated Bylaws were amended and restated to add the following provision to Article II, Section 1, which increased the number of directors of MACC from four (4) to five (5):

“Number and Term of Office.  The number of directors of the Corporation to constitute the Board of Directors shall be five (5).”

The foregoing is a brief description of the amendment to MACC’s Fourth Amended and Restated Bylaws and is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Bylaws.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

3(ii)	Fifth Amended and Restated Bylaws of MACC Private Equities Inc., as amended and adopted December 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 6, 2011

MACC PRIVATE EQUITIES INC.

By:	/s/ Travis T. Prentice
Travis T. Prentice
President and CEO

Exhibit Index

Exhibit Number	Description

3(ii)	Fifth Amended and Restated Bylaws, as amended and adopted December 30, 2010.